INCOME TAXES	12 Months Ended
Dec. 31, 2016
INCOME TAXES [Abstract]
INCOME TAXES
14. INCOME TAXES

Cayman Islands Tax

The Company is incorporated in the Cayman Islands and is not subject to tax in this jurisdiction.

PRC Tax

The Company’s subsidiaries are registered in the PRC as foreign invested enterprises. Under the Laws of the People’s Republic of China on Enterprise Income Tax (the “EIT Law”) which are effective January 1, 2008, the statutory enterprise income tax rate is 25%.

Chongqing Daqo is a foreign invested enterprise located in Chongqing. In accordance with a PRC tax regulation which encourages investment in China’s southwest region, Chongqing Daqo is entitled to a preferential tax rate of 15% from its establishment through 2012. On November 19, 2012, Chongqing Daqo obtained a High and New Technology Enterprise (“HTNE”) certificate for a valid period of 3 years till 2014. On November 10, 2015, Chongqing Daqo renewed the HTNE certificate for a valid period of 3 years till 2018. During the years ended December 31, 2015 and 2016, Chongqing Daqo was entitled to a preferential tax rate of 15% because of its HTNE status.

Xinjiang Daqo is a foreign-invested enterprise established on February, 2012 located in Shihezi Economic Development Area in Xinjiang Autonomous Region. The entity was subject to an income tax rate of 25% for the years ended December 31, 2012 and 2013. On November 25, 2014, Xin Jiang Daqo was entitled to a preferential tax rate of 15%, because of the obtainment of a High and New Technology Enterprise (“HTNE”) certificate for a valid period of 3 years till 2016.

Under the current EIT Law and implementation regulations issued by the PRC State Council, an income tax rate of 10% is applicable to interest and dividends payable to investors that are “non-resident enterprises”, which do not have an establishment or place of business in the PRC, or which have such establishment or place of business but the relevant income is not effectively connected with the establishment or place of business, to the extent such interest or dividends have their sources within the PRC. The Company's PRC subsidiaries' retained earnings have been and will be permanently reinvested to the PRC subsidiaries. Therefore, no dividend withholding tax was accrued.

Uncertainties exist with respect to how the current income tax law in the PRC applies to the Group’s overall operations, and more specifically, with regard to tax residency status. The EIT Law includes a provision specifying that legal entities organized outside of the PRC will be considered residents for Chinese Income tax purposes if the place of effective management or control is within the PRC. The implementation rules to the EIT Law provide that non-resident legal entities will be considered PRC residents if substantial and overall management and control over the manufacturing and business operations, personnel, accounting and properties, occurs within the PRC. Despite the present uncertainties resulting from the limited PRC tax guidance on the issue, the Group does not believe that the legal entities organized outside of the PRC within the Group should be treated as residents for EIT law purposes. If the PRC tax authorities subsequently determine that the Company and its subsidiaries registered outside the PRC should be deemed resident enterprises, the Company and its subsidiaries registered outside the PRC will be subject to the PRC income taxes, at a statutory income tax rate of 25%. The Group is not subject to any other uncertain tax position.

According to PRC Tax Administration and Collection Law, the statute of limitations is three years if the underpayment of taxes is due to computational errors made by the taxpayer or withholding agent. The statute of limitations will be extended five years under special circumstances, which are not clearly defined (but an underpayment of tax liability exceeding RMB0.1 million is specifically listed as a special circumstance). In the case of a related party transaction, the statute of limitations is ten years. There is no statute of limitations in the case of tax evasion. From inception to 2014, the Group’s PRC subsidiaries are subject to examination of the PRC tax authorities. The Company classifies interest and penalties associated with taxes as income tax expense. Such charges were immaterial in the years ended December 31, 2014, 2015 and 2016, respectively.

Income tax expenses comprise:

	Year ended December 31,
	2014	2015	2016
Current Tax Expenses	$—	$1,786,092	$7,357,623
Deferred Tax Expenses (Benefit)	—	(648,271)	466
Total	$—	$1,137,821	$7,358,089

The principal components of deferred income tax assets and liabilities are as follows:

	December 31,
	2015	2016
Net operating loss carried forward	$22,549,975	$20,039,534
Bad debt provision	163,120	1,524
Government grants related to assets	166,922	217,661
Long-lived asset impairment&depreciation	19,624,021	18,113,967
Others	485,776	942,466
Sub-total	42,989,814	39,315,152
Valuation Allowance	(42,362,849)	(38,729,208)
Total	$626,965	$585,944

The changes of valuation allowance are as follows:

	Year ended December 31,
	2014	2015	2016
Beginning balance	$56,633,867	$50,109,751	$42,362,849
Reversal	(5,168,917)	(5,708,268)	(932,833)
Foreign exchange effect	(1,355,199)	(2,038,634)	(2,700,808)
Ending Balance	$50,109,751	$42,362,849	$38,729,208

The Group uses the asset and liability method to record related deferred tax assets and liabilities. The Group considers positive and negative evidences to determine whether some portion or all of the deferred tax assets will be more likely than not realized. This assessment considers, among other matters, the nature, frequency and severity of recent losses and forecasts of future profitability. These assumptions require significant judgement and the forecasts of future taxable income are consistent with the plans and estimates the Group is using to manage the underlying businesses. Valuation allowances are established for deferred tax assets based on a more likely than not threshold. The Group's ability to realize deferred tax assets depends on its ability to generate sufficient taxable income within the carry forward periods provided for in the tax law. The Group has provided a full valuation allowance for the deferred tax assets relating to Chongqing Daqo as of December 31, 2015 and December 31, 2016 in the amount of $42,362,849 and $38,729,208, respectively, as management is not able to conclude that the future realization of those net operating loss carry forwards and other deferred tax assets are more likely than not. As of December 31, 2016, the Group has a total operating loss carry forwards which is entirely relating to Chongqing Daqo, of $80.2 million. These operating loss carryforwards are expected to be expired from 2017 to 2019.

The effective income tax rate of the Group is different from the expected PRC statutory rate as a result of the following items:

	Year ended December 31,
	2014	2015	2016
PRC Enterprise Income Tax	25%	25%	25%
Preferential income tax rate of a subsidiary	(9)%	(8)%	(10)%
Effect of different reversal rate	1%	—%	—%
Additional tax deductions	(8)%	(12)%	(1)%
Different tax rate in other jurisdictions	6%	8%	1%
Changes in valuation allowance	—%	(3)%	(1)%
Tax credits	(15)%	(3)%	—%
Withhold tax	—%	1%	—%
Effective tax rate	—%	8%	14%

Xinjiang Daqo and Chongqing Daqo enjoy the preferential tax rate of 15%, which may be extended if the requirements of High and New Technology Enterprise are satisfied. The impact of the preferential tax rates decreased income taxes by $3.0, $1.2 and $ 5.2 million for the years of 2014, 2015 and 2016, respectively. The benefit on net income per share was $0.01, $ 0.01 and $0.02 for the years of 2014, 2015 and 2016, respectively.